Exhibit 99.1
Applied Micro Circuits Corporation
Unaudited Pro Forma Condensed Consolidated Financial Statements
     These unaudited pro forma condensed consolidated financial statements of the Company have been prepared to reflect the April 21, 2009 sale of the Company’s Storage Business to LSI as described in Item 2.01 of this Current Report.
     The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended December 31, 2008 and fiscal years ended March 31, 2008, 2007 and 2006 are based on the Company’s historical condensed consolidated statements of operations, and give effect to the disposition transaction as if it had occurred on the first day of each period presented. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008 is based on the Company’s historical balance sheet as of that date, and gives effect to the disposition transaction as if it had occurred on December 31, 2008. The Unaudited Pro Forma Condensed Consolidated Statements of Operations are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. These unaudited pro forma condensed consolidated financial statements include no assumptions regarding the use of proceeds from the sale of the Storage Business, which are presented as additional cash on the Unaudited Pro Forma Condensed Consolidated Balance Sheet. Accordingly, the actual effect of the sale, due to this and other factors, could differ from the pro forma adjustments presented herein. However, management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.
     These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the sale been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the fiscal year ended March 31, 2008, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the period ended December 31, 2008, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the nine months ended December 31, 2008.

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except par value)

	December 31, 2008
	As Reported	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$92,667	$18,750	(a)	$111,417
Short-term investments-available-for-sale	95,218	—		95,218
Accounts receivable, net	20,909	—		20,909
Inventories	38,769	(7,799	)(b)	30,970
Other current assets	9,330	(133	)(c)	9,197

Total current assets	256,893	10,818		267,711
Marketable securities	—	—		—
Property and equipment, net	27,644	(626	)(b)	27,018
Goodwill	—	—		—
Purchased intangibles, net	38,593	(1,040	)(c)	37,553
Other assets	25,003	—		25,003

Total assets	$348,133	$9,152		$357,285

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,969	$—		$17,969
Accrued payroll and related expenses	6,385	—		6,385
Other accrued liabilities	11,652	—		11,652
Deferred revenue	2,026	—		2,026

Total current liabilities	38,032	—		38,032
Deferred tax liability	—	—		—
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value:
Authorized shares — 2,000, none issued and outstanding	—	—		—
Common stock, $0.01 par value:
Authorized shares — 375,000 at December 31, 2008
Issued and outstanding shares — 65,459 at December 31, 2008	655	—		655
Additional paid-in capital	5,906,228	—		5,906,228
Accumulated other comprehensive income (loss)	(3,259)	—		(3,259)
Accumulated deficit	(5,593,523)	(9,152	)(d)	(5,584,371)

Total stockholders’ equity	310,101	(9,152)		319,253

Total liabilities and stockholders’ equity	$348,133	$(9,152)		$357,285

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Nine Months Ended December 31, 2008
	As Reported	Adjustments(e)	Pro Forma

Net revenues	$208,556	$35,341	$173,215
Cost of revenues	99,594	20,366	79,228

Gross profit	108,962	14,975	93,987
Operating expenses:
Research and development	69,197	8,713	60,484
Selling, general and administrative	46,365	7,419	38,946
Acquired in-process research and development	—	—	—
Amortization of purchased intangible assets	3,960	945	3,015
Restructuring charges, net	1,032	126	906
Option investigation, net	84	—	84
Goodwill impairment charges	264,130	41,158	222,972
Litigation settlement, net	130	—	130

Total operating expenses	384,898	58,361	326,537

Operating loss	(275,936)	(43,386)	(232,550)
Interest income (expense), net	(9,713)	—	(9,713)
Other income, net	439	—	439

Loss from continuing operations before income taxes	(285,210)	(43,386)	(241,824)
Income tax expense (benefit)	(3,263)	(170)	(3,093)

Net loss from continuing operations	$(281,947)	$(43,216)	$(238,731)

Basic and diluted net loss per share:
Net loss from continuing operations per share	$(4.33)	$(0.66)	$(3.67)

Shares used in calculating basic and diluted net loss from continuing operations per share	65,127	65,127	65,127

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Fiscal Year Ended March 31, 2008
	As Reported	Adjustments(e)	Pro Forma

Net revenues	$246,146	$52,031	$194,115
Cost of revenues	126,668	27,913	98,755

Gross profit	119,478	24,118	95,360
Operating expenses:
Research and development	97,550	11,434	86,116
Selling, general and administrative	61,907	9,870	52,037
Acquired in-process research and development	—	—	—
Amortization of purchased intangible assets	5,321	1,260	4,061
Restructuring charges, net	2,985	27	2,958
Option investigation, net	1,072	—	1,072
Goodwill impairment charges	71,494	71,494	—
Litigation settlement, net	1,125	—	1,125

Total operating expenses	241,454	94,085	147,369

Operating loss	(121,976)	(69,967)	(52,009)
Interest income (expense), net	8,635	—	8,635
Other income, net	1,944	—	1,944

Loss from continuing operations before income taxes	(111,397)	(69,967)	(41,430)
Income tax expense (benefit)	3,724	(178)	3,902

Net loss from continuing operations	$(115,121)	$(69,789)	$(45,332)

Basic and diluted net loss from continuing operations per share:
Net loss per share	$(1.70)	$(1.03)	$(0.67)

Shares used in calculating basic and diluted net loss from continuing operations per share	67,775	67,775	67,775

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Fiscal Year Ended March 31, 2007
	As Reported	Adjustments(e)	Pro Forma

Net revenues	$292,852	$50,374	$242,478
Cost of revenues	140,714	24,920	115,794

Gross profit	152,138	25,454	126,684
Operating expenses:
Research and development	96,418	15,152	81,266
Selling, general and administrative	67,971	9,553	58,418
Acquired in-process research and development	13,300	—	13,300
Amortization of purchased intangible assets	4,995	1,260	3,735
Restructuring charges, net	1,291	—	1,291
Option investigation, net	5,344	—	5,344
Goodwill impairment charges	—	—	—
Litigation settlement, net	—	—	—

Total operating expenses	189,319	25,965	163,354

Operating loss	(37,181)	(511)	(36,670)
Interest income (expense), net	13,125	—	13,125
Other income, net	250	—	250

Loss from continuing operations before income taxes	(23,806)	(511)	(23,295)
Income tax expense (benefit)	402	9	393

Net loss from continuing operations	$(24,208)	$(520)	$(23,688)

Basic and diluted net loss per share:
Net loss from continuing operations per share	$(0.34)	$(0.01)	$(0.33)

Shares used in calculating basic and diluted net loss from continuing operations per share	71,076	71,076	71,076

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Fiscal Year Ended March 31, 2006
	As Reported	Adjustments(e)	Pro Forma

Net revenues	$261,844	$47,223	$214,621
Cost of revenues	122,392	27,672	94,720

Gross profit	139,452	19,551	119,901
Operating expenses:
Research and development	93,770	15,328	78,442
Selling, general and administrative	62,157	8,654	53,503
Acquired in-process research and development	—	—	—
Amortization of purchased intangible assets	4,588	1,260	3,328
Restructuring charges, net	12,602	—	12,602
Option investigation, net	—	—	—
Goodwill impairment charges	131,216	81,493	49,723
Litigation settlement, net	—	—	—

Total operating expenses	304,333	106,735	197,598

Operating loss	(164,881)	(87,184)	(77,697)
Interest income (expense), net	15,617	—	15,617
Other income, net	256	—	256

Loss from continuing operations before income taxes	(149,008)	(87,184)	(61,824)
Income tax expense (benefit)	(636)	(372)	(264)

Net loss from continuing operations	$(148,372)	$(86,812)	$(61,560)

Basic and diluted net loss per share:
Net loss from continuing operations per share	$(1.97)	$(1.15)	$(0.82)

Shares used in calculating basic and diluted net loss from continuing operations per share	75,210	75,210	75,210

(a)	Estimated sales proceeds of $20 million less estimated direct transactional costs of $1 million in investment banker fees and $250,000 in attorney’s fees.

(b)	Assets to be transferred to LSI under the asset purchase agreement.

(c)	Assets to be reclassified to discontinued operations as of December 31, 2008 as the assets were used by the Company in the Storage Business, but were not sold to LSI under the asset purchase agreement.

(d)	Gain which would have been realized upon disposition of the Storage Business had the transaction closed on December 31, 2008.

(e)	Reflects the elimination of the results of operations of the discontinued operations of the Company’s Storage Business. These eliminations represent transactions directly attributable to the Storage Business and do not include any corporate allocations of indirect costs.